UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 10, 2012

ZANN CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-28519	76-0510754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Country Club Rd

Ann Arbor, MI 48105

(Address of principal executive offices, including zip code)

(734) 707-8524

(Registrant’s telephone number, including area code)

1549 N. Leroy St., Suite D-200,

Fenton, MI 48430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On July 9, 2012,  The Circuit Court for Genesse County Michigan (Case No. 12-97709-CR) appointed Peter Klamka as the Receiver for the corporation.

In the order, Mr. Klamka has the authority to manage the affairs of the company including as necessary restructuring.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 9, 2012, Mr. Klamka dismissed Robert C. Simpson as the sole officer and director and assumed those roles himself pursuant to the court order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANN CORP
Date: July 10, 2012	By:	/s/ Peter Klamka
Peter Klamka
President and Chief Executive Officer

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INDEX OF EXHIBITS

Order from Circuit Court